Supplement dated March 15, 2010 to Prospectuses dated May 1, 2009 for

Strategic Variable Life® 1

Strategic Variable Life® Plus 1

Strategic Group Variable Universal Life® 1

Premiums

Effective February 22, 2010, the following text replaces the second paragraph under the sub-heading “Net Premium Allocation” in the “How and When Your Premium is Allocated” section in the Strategic Variable Life and Strategic Variable Life Plus prospectuses only.

You may change your net premium allocation at any time by sending a Net Premium Allocation Request form to us at our Administrative Office. You may also change your net premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your net premium allocation will become effective on the valuation date we receive your request, in good order, at our Administrative Office. If we receive your request in good order on a non-valuation date or after the close of a valuation date, the change will become effective on the next valuation date.

Underlying Funds

Effective March 15, 2010, the sub-adviser listed for the MML Equity Fund (Initial Class) is changed to Loomis, Sayles & Company, L.P. and OppenheimerFunds, Inc.

Policy Value

The following text replaces the second paragraph under the sub-heading “Grace Period” in the “Policy Terminations and Reinstatement” section in the Strategic Variable Life prospectus only.

The grace period begins on the date the monthly charges are due. It ends 61 days after the date we mail you the notice.

Policy Transactions

Effective February 22, 2010, the following sentence replaces the first sentence in the second paragraph under the heading “Transfers” in the Strategic Variable Life and Strategic Variable Life Plus prospectuses only.

You can make transfers by written request on our administrative form or by calling our Administrative Office.

There are no other changes being made at this time. Please retain this supplement for future reference.

1	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.

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